Exhibit 99.1
Gateway Inc.
Unaudited Pro Forma Consolidated Financial Information
Basis of Presentation
The following unaudited pro forma consolidated financial information give effect to the sale of the Professional Division and that portion of the Consumer Direct business engaged in selling products and services to small- to medium-sized businesses (the “Professional business”) of Gateway, Inc. (the “Company”) to MPC Corporation (“MPC”), which closed on October 1, 2007. The pro forma financial statements only reflect the direct revenue and expenses of the Professional business sold to MPC and do not include allocated corporate overhead expenses related to the business sold. If such an allocation was included, the pro forma Net Income of the Professional business would have decreased and the pro forma Net Income of the remaining business would have increased. They also reflect the purchase of the remaining 40% interest of Gateway Pro Partners, LLC (the “GPP”), which was acquired on September 28, 2007 and other adjustments resulting from these transactions.
The following presents the Company’s unaudited pro forma consolidated financial information as of June 30, 2007 and December 31, 2006, the six months ended June 30, 2007, and the fiscal year ended December 31, 2006. The unaudited pro forma consolidated balance sheet as of June 30, 2007 and December 31, 2007 gives effect to the transactions as if they had occurred on June 30, 2007 and December 31, 2006, respectively. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2007 and for the fiscal year ended December 31, 2006 give effect to the transactions as if they had occurred as of the beginning of each respective period.
The amounts in the Pro Forma Adjustments columns have no net income tax effects because of the utilization of net operating loss carryforwards. Please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for more information regarding net operating loss carryforwards.
The value of the note receivable from MPC, and the value of certain assets and liabilities being sold to MPC, primarily inventory and warranty obligations, are preliminary estimates as of September 30, 2007. The agreement with MPC requires the final values as of September 30, 2007 to be determined not later than October 31, 2007.
The unaudited pro forma consolidated financial information should be read together with the Company’s consolidated financial statements as of December 31, 2006, including the notes thereto, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as well as the unaudited condensed consolidated financial information as of June 30, 2007, including the notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2007.
The pro forma financial information is for informational purposes only and does not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented or to project the Company’s results of operations or financial position for any future period.

Gateway, Inc.
Pro Forma Consolidated Statements of Operations
(in thousands, except per share amounts)

	For the Six Months Ended
	June 30, 2007
	GTW Consolidated	Disposition	Pro Forma Adjustments		Pro Forma
	As Reported	Effect	Purchase of the GPP	Impairment	Results
		(see note 1)	(see note 2)	(see note 4)

Net sales	1,849,329	(353,277)			1,496,052
Cost of goods sold	1,735,741	(317,826)			1,417,915

Gross profit	113,588	(35,451)			78,137

Selling, general and administrative expenses	131,685	(28,854)		17,213	120,044
Microsoft benefit	17,250	—			17,250

Operating income (loss)	(847)	(6,597)		(17,213)	(24,657)

Other income (loss), net	(281)	—			(281)
Minority interest	(108)		108		—
Loss on disposition of the Professional business		929			929

Income (loss) before income taxes	(1,236)	(5,668)	108	(17,213)	(24,009)

Benefit (provision) for income taxes	(5,430)	—			(5,430)

Net income (loss) attributable to common stockholders — basic and diluted	(6,666)	(5,668)	108	(17,213)	(29,439)

Net income (loss) per common share

Basic	(0.02)				(0.08)

Diluted	(0.02)				(0.08)

Weighted average shares outstanding

Basic	371,666				371,666

Diluted	371,666				371,666

Gateway, Inc.
Pro Forma Consolidated Balance Sheets
(in thousands)

	June 30, 2007
	As Reported	Disposition	Pro Forma Adjustments		Pro Forma
		Effect	Purchase of the GPP	Impairment	Results
		(see notes 1 and 3)	(see note 2)	(see note 4)

ASSETS:
Current assets:
Cash and cash equivalents	$225,621	$(879)	$(2,400)		$222,342
Marketable securities	29,611				29,611
Accounts receivable, net of allowance for doubtful accounts of $6,763 at June 30, 2007	314,163	(4,254)			309,909
Note receivable	—	6,255			6,255
Inventory, net	160,431	(60,832)			99,599
Prepaid expenses	52,683	(4)			52,679
Receivables from suppliers	275,136				275,136
Other	116,930				116,930

Total current assets	1,174,575	(59,714)	(2,400)	—	1,112,461
Property, plant, and equipment, net	110,158	(6,669)		(17,213)	86,276
Investment in MPC	—	8,299			8,299
Intangibles, net	68,909				68,909
Goodwill and non-amortizable intangible assets	205,219				205,219
Restricted Cash	553				553
Long-term investments	3,159				3,159
Deferred debt issue costs	5,264				5,264
Other assets, net	1,690				1,690

	$1,569,527	$(58,084)	$(2,400)	$(17,213)	$1,491,830

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$609,900	$(4,743)			$605,157
Accrued expenses	88,972				88,972
Warranty	54,020	(18,613)			35,407
Restructuring	8,075				8,075
Other accrued liabilities	8,198	(2,508)			5,690
Accrued royalties	58,916				58,916
Deferred revenue	18,337	(14,444)			3,893
Income taxes payable	10,666				10,666
Other current liabilities	3,403	(2,146)			1,257

Total current liabilities	860,487	(42,454)	—	—	818,033
Senior convertible notes	300,000				300,000
Deferred revenue	10,362	(6,885)			3,477
Warranty	15,729	(14,413)			1,316
Deferred tax liabilities	19,840				19,840
Income taxes payable	88,160				88,160
Other long-term liabilities	11,291				11,291

Total liabilities	1,305,869	(63,752)	—	—	1,242,117
Minority interest	2,526		(2,526)		—
Commitments and contingencies
Stockholders’ equity
Common stock, $.01 par value, 1,000,000 shares authorized; 378,989 shares issued at June 30, 2007	3,790				3,790
Additional paid-in capital	978,332				978,332
Treasury stock, at cost 5,347 shares at June 30, 2007	(26,448)				(26,448)
Deferred stock-based compensation	(5,293)				(5,293)
Accumulated deficit	(687,736)	5,668	126	(17,213)	(699,155)
Accumulated other comprehensive loss	(1,513)				(1,513)
Net stockholders’ equity	261,132	5,668	126	(17,213)	249,713

	$1,569,527	$(58,084)	$(2,400)	$(17,213)	$1,491,830

Gateway, Inc.
Pro Forma Consolidated Statements of Operations
(in thousands, except per share amounts)

	For the Year Ended December 31, 2006
	GTW Consolidated	Disposition	Pro Forma Adjustments		Pro Forma
	As Reported	Effect	Purchase of the GPP	Impairment	Results
		(see note 5)	(see note 2)	(see note 4)

Net sales	3,980,803	(961,280)			3,019,523
Cost of goods sold	3,725,442	(889,429)			2,836,013

Gross profit	255,361	(71,851)			183,510

Selling, general and administrative expenses	308,738	(76,322)		17,291	249,707
Microsoft benefit	34,500	—			34,500

Operating income (loss)	(18,877)	4,471		(17,291)	(31,697)

Other income (loss), net	4,138	—			4,138
Minority interest	(18)	—	18		—
Gain on disposition of the Professional business		(38,887)			(38,887)

Income (loss) before income taxes	(14,757)	(34,416)	18	(17,291)	(66,446)

Benefit (provision) for income taxes	24,400	—			24,400

Net income (loss) attributable to common stockholders — basic and diluted	9,643	(34,416)	18	(17,291)	(42,046)

Net income (loss) per common share

Basic	0.03				(0.11)

Diluted	0.03				(0.11)

Weighted average shares outstanding

Basic	373,001				373,001

Diluted	374,023				374,023

Gateway, Inc.
Pro Forma Consolidated Balance Sheets
(in thousands)

	December 31, 2006
	As Reported	Disposition	Pro Forma Adjustments		Pro Forma
		Effect	Purchase of GPP	Impairment	Results
		(see notes 3 and 5)	(see note 2)	(see note 4)

ASSETS:
Current assets:
Cash and cash equivalents	$345,677	$(1,815)	$(2,400)		$341,462
Marketable securities	70,658				70,658
Accounts receivable, net of allowance for doubtful accounts of $2,218 at December 31, 2006	274,782	(680)			274,102
Note receivable		6,255			6,255
Inventory, net	97,187	(34,631)			62,556
Prepaid expenses	40,299	(13)			40,286
Receivables from suppliers	247,207				247,207
Other	175,283				175,283

Total current assets	1,251,093	(30,884)	(2,400)	—	1,217,809
Property, plant, and equipment, net	110,931	(6,462)		(17,291)	87,178
Investment in GCC		8,299			8,299
Intangibles, net	75,058				75,058
Goodwill and non-amortizable intangible assets	205,219				205,219
Restricted Cash	3,266				3,266
Long-term investments	3,159				3,159
Deferred debt issue costs	6,010				6,010
Other assets, net	1,499				1,499

	$1,656,235	$(29,047)	$(2,400)	$(17,291)	$1,607,497

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$612,639	$(542)			$612,097
Accrued expenses	159,199				159,199
Warranty	46,616	(16,836)			29,780
Restructuring	13,046				13,046
Other accrued liabilities	11,254	(918)			10,336
Accrued royalties	54,521				54,521
Deferred revenue	27,701	(16,699)			11,002
Income taxes payable	91,213				91,213
Other current liabilities	2,745	(1,183)			1,562

Total current liabilities	1,018,934	(36,178)	—	—	982,756
Senior convertible notes	300,000				300,000
Deferred revenue	14,895	(12,246)			2,649
Warranty	18,223	(15,039)			3,184
Deferred tax liabilities	19,840				19,840
Income taxes payable	—				—
Other long-term liabilities	12,917				12,917

Total liabilities	1,384,809	(63,463)	—	—	1,321,346
Minority interest	2,418		(2,418)		—
Commitments and contingencies
Stockholders’ equity
Common stock, $.01 par value, 1,000,000 shares authorized; 376,989 shares issued at December 31, 2006	3,770				3,770
Additional paid-in capital	973,895				973,895
Treasury stock, at cost 5,347 shares at December 31, 2006	(26,448)				(26,448)
Deferred stock-based compensation	(2,746)				(2,746)
Accumulated deficit	(678,243)	34,416	18	(17,291)	(661,100)
Accumulated other comprehensive loss	(1,220)				(1,220)
Net stockholders’ equity	269,008	34,416	18	(17,291)	286,151

	$1,656,235	$(29,047)	$(2,400)	$(17,291)	$1,607,497

1)	Reflects the impact of the elimination of all the assets and liabilities as of June 30, 2007, and the revenues and expenses for the six months ended June 30, 2007 relating to the sale of the Professional business, providing pro forma information as if the effects of the sale had transpired at the beginning of the period.

2)	Represents the impact of purchasing the minority interest portion of the GPP on September 28, 2007. The purchase price was substantially the same as minority interest held by the other party and the value was entirely allocated to the reduction of minority interest.

3)	Includes the proceeds received by the Company from the sale of the Professional business, which are 19.9% equity interest in MPC valued at $8.3 million as of October 1, 2007 and a note receivable of $6.3 million due within six months of the transaction date.

4)	Represents primarily software and related computer hardware supporting the Professional business and facilities in the Company’s South Dakota location that would have been impaired if the transactions occurred on June 30, 2007 and December 31, 2006.

5)	Reflects the impact of the elimination of all the assets and liabilities as of December 31, 2006, and the revenues and expenses for the year ended December 31, 2006 relating to the sale of the Professional business, providing pro forma information as if the effects of the sale had transpired at the beginning of the period.